1 NEWS RELEASE AbCellera Partners with the Governments of Canada and British Columbia to Advance Drug Development Capabilities and Infrastructure that Will Accelerate Innovative Medicines to Patients MAY 24, 2023 • CA$701 million co-investment to strengthen capabilities and infrastructure for drug development, manufacturing, and clinical research in Canada • AbCellera to build state-of-art facilities and technologies capable of developing new antibody medicines from a disease target to the completion of Phase 1 clinical trials • AbCellera to collaborate with clinical researchers across Canada to design and conduct Phase 1 trials that deliver promising new medicines to patients for a broad range of diseases, with an initial focus on cancer and immune diseases • The project is expected to create hundreds of new high-skilled jobs at AbCellera VANCOUVER, British Columbia-- AbCellera (Nasdaq: ABCL) today announced a CA$701 million co- investment with the Governments of Canada and British Columbia to build new capabilities and infrastructure to develop innovative antibody-based medicines and strengthen Canada’s leadership in

2 clinical research, manufacturing, and drug development. Over the next eight years, AbCellera plans to invest CA$401 million in the project, and the Governments of Canada and British Columbia will contribute CA$225 million and CA$75 million, respectively. These investments will build new capabilities in Canada to develop, manufacture, and deliver antibody medicines to patients through Phase 1 clinical trials and build expertise in translational science, technical operations, and clinical operations and research. AbCellera’s team was joined earlier today at the company’s headquarters in Vancouver by the Honourable David Eby, Premier of British Columbia, the Honourable François-Philippe Champagne, Minister of Innovation, Science and Industry, and the Honourable Brenda Bailey, Minister of Jobs, Economic Development and Innovation to announce this new program. “This project, and the commitment to co-invest alongside the Governments of Canada and British Columbia, is a major step towards building the capabilities in Canada to translate scientific breakthroughs into new medicines that will benefit patients here, and around the world,” said Carl Hansen, Ph.D., founder and CEO of AbCellera. “With a decade of building our teams, technology, and expertise, this co-investment will accelerate the execution of our strategy and bring new treatments into clinical development.” “AbCellera is an amazing local success story and today’s commitment represents the largest single private investment in a life sciences project in our history,” said Premier David Eby. “This partnership will ensure British Columbians see the benefit of access to innovative therapies through clinical trials, while creating hundreds of good jobs and local training opportunities as we position B.C. as a global hub for life sciences and biomanufacturing.” “In 2020, our government made a promise to Canadians that we would build back our life sciences ecosystem. And today, we are once again delivering on that promise by partnering with AbCellera, a company at the cutting edge of technology. Its project will make sure that Canada is at the forefront of antibody drug development, while also strengthening our life sciences sector,” said the Honourable François-Philippe Champagne, Minister of Innovation, Science and Industry. “We are not only making our country a major player in the global biomanufacturing and life sciences industry, but also boosting Canada’s economy and creating good jobs for Canadians.” “Ensuring local, made-in-B.C. companies have the resources they need to succeed on a global scale is a key part of our StrongerBC Economic Plan,” said the Honourable Brenda Bailey, Minister of Jobs, Economic Development and Innovation. “It wasn’t long ago that AbCellera emerged out of the University of British Columbia to become a global biotech leader saving lives around the world. We’ve supported AbCellera from the very beginning, and this commitment to its success is a commitment to the success of a strong and sustainable economy right here in B.C.”

3 Project Details: • Build a biotech campus with state-of-the-art capabilities for bringing new antibody-based medicines to the clinic, and patients, faster • Initiate up to 17 drug development programs for new antibody-based medicines, with an initial focus on cancer and immune diseases • Conduct multiple Phase 1 clinical trials in British Columbia and across Canada • Create and maintain hundreds of highly skilled jobs at AbCellera across computer science, life sciences, healthcare, and manufacturing “Our government will do everything it can to keep Canadians healthy and safe, including continuing investments into innovative medicines that save lives. By partnering with AbCellera, we are expanding our domestic life sciences and biotechnology ecosystem, which will strengthen our antibody drug development and help address unmet medical needs. Together with our partners, we will keep strengthening our health care system to improve health outcomes for all,” said the Honourable Jean-Yves Duclos, Minister of Health. “Today’s announcement is another example of our government continuing to deliver on our promise to rebuild a strong and robust biomanufacturing and life sciences sector. This partnership with AbCellera will help position Canada as an international leader within the biotech community and directly benefit British Columbia’s economy,” said the Honourable Harjit S. Sajjan, Minister of International Development and Minister responsible for the Pacific Economic Development Agency of Canada. “Our government is pleased to support AbCellera and its employees who are working hard to discover and develop next-generation therapeutic antibodies. Today’s announcement is another milestone in building world-leading technological capabilities in our country and filling the gaps in drug development and clinical research not only in British Columbia, but also in the Canadian life sciences ecosystem. This will create more good local jobs and economic benefits for decades to come,” said the Honourable Jonathan Wilkinson, Minister of Natural Resources and member of Parliament for North Vancouver. About AbCellera Biologics Inc. AbCellera is breaking the barriers of conventional antibody drug discovery to bring better medicines to patients, sooner. AbCellera’s engine integrates expert teams, technology, and facilities with the data science and automation needed to propel antibody-based medicines from target to clinic in nearly every therapeutic area with precision and speed. AbCellera provides innovative biotechs and leading pharmaceutical companies with a competitive advantage that empowers them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, please visit www.abcellera.com. AbCellera Forward-Looking Statements This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements

4 are based on management’s current beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward- looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Contacts: AbCellera Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236)521-6774 Business Development: Murray McCutcheon, Ph.D.; bd@abcellera.com, +1(604)559-9005 Investor Relations: Josephine Hellschlienger, Ph.D.; ir@abcellera.com, +1(778)729-9116 Government of Canada Laurie Bouchard Director of Communications Office of the Minister of Innovation, Science and Industry laurie.bouchard@ised-isde.gc.ca Media Relations Innovation, Science and Economic Development Canada media@ised-isde.gc.ca Government of British Columbia

5 Ministry of Jobs, Economic Development and Innovation Media Relations +1(778)587-4521 Source: AbCellera Biologics Inc.